UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2023

ESAB Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41297	87-0923837
(State or other jurisdiction or incorporations)	(Commission File Number)	(I.R.S. Employer Identification Number)

909 Rose Avenue, 8th Floor

North Bethesda, MD 20852

(Address of Principal Executive Offices) (Zip Code)

(301) 323-9099

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ESAB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 11, 2023, ESAB Corporation (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”), at which four proposals were submitted to the Company’s stockholders. The proposals are described in detail in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on March 31, 2023. The final results for each proposal are set forth below:

Proposal 1: Election of Directors

The Company’s stockholders elected three Class I directors to the Company’s Board of Directors (to hold office until the Company’s 2026 Annual Meeting of stockholders and until their respective successors are elected and qualified). The votes regarding this proposal were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Mitchell P. Rales	55,593,588	368,680	22,202	1,236,770
Stephanie M. Phillipps	55,158,750	803,429	22,291	1,236,770
Didier Teirlinck	54,901,248	1,060,859	22,363	1,236,770

Proposal 2: Ratification of Appointment of Independent Registered Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
57,177,006	18,908	25,326	—

Proposal 3: Advisory Vote on the Executive Compensation of the Named Executive Officers

The Company’s stockholders approved, by non-binding advisory vote, the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
54,251,295	1,700,714	32,461	1,236,770

Proposal 4: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The Company’s stockholders voted, on a non-binding advisory basis, on the frequency of future advisory votes on the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non- Votes
53,695,530	41,606	2,220,853	26,481	1,236,770

Based on these results, and consistent with the recommendation of the Board, the Board has determined that the Company will conduct future advisory votes on the compensation of the Company’s named executive officers every year. Accordingly, the next advisory vote on the compensation of the Company’s named executive officers will be held at the Company’s 2024 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 16, 2023

ESAB CORPORATION

By:	/s/ Kevin Johnson
Name: Kevin Johnson
Title: Chief Financial Officer